UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 31, 2008
(Date of report; date of
earliest event reported)
Commission file number: 1-3754
GMAC LLC
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On November 5, 2008, GMAC LLC (“GMAC”) issued a press release announcing operating results for the third quarter ended September 30, 2008. The press release is attached hereto and incorporated by reference as Exhibit 99.1. Charts furnished to securities analysts in connection with GMAC’s third quarter 2008 earnings press release are attached hereto and incorporated by reference as Exhibit 99.2.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Edward J. Kelly, III provided to GMAC a notice of resignation from the GMAC Board of Managers (the “Board”) effective October 31, 2008. The Board consists of thirteen members with six appointed by FIM Holdings LLC (“FIM”), which holds a majority interest in GMAC and is controlled by Cerberus FIM Investors, LLC, four appointed by GM, and three independent directors. Mr. Kelly was one of the six FIM members of the Board. A replacement has not yet been appointed.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, Dated September 30, 2008

99.2	Charts Furnished to Securities Analysts
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC LLC (Registrant)
Dated: November 5, 2008	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, Dated November 5, 2008

99.2	Charts Furnished to Securities Analysts